                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   FEBRUARY 3, 1997


                           J&L SPECIALTY STEEL, INC.
             (Exact name of registrant as specified in its charter)

                       Commission file number 1-11126-60

            PENNSYLVANIA                              25-1564186
            ------------                              ----------
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation of organization)


P.O. BOX 3373
ONE PPG PLACE, PITTSBURGH, PA                           15230-3373
(Address of principal executive offices)                (Zip code)

                                  412-338-1600
             (Registrant's telephone number, including area code)

Item 5.         Other Events
-------

In late January 1997, the Company reached a settlement with an unrelated third party vendor concerning a commercial dispute relating to the quality of certain material purchased by the Company from 1991 to 1996. As a result of this settlement the Company received a $5.9 million cash payment. This $5.9 million pre-tax gain will be recognized in the first quarter of 1997.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        J&L SPECIALTY STEEL, INC.
                                        (Registrant)


                                        /s/ Kirk F. Vincent
                                        -------------------------
                                        Kirk F. Vincent
                                        Vice President - Finance and Law
                                        (Principal financial officer and duly
                                        authorized signatory)


Dated: February 3, 1997